Sub-Item 77Q1(a)

                                AMENDMENT NO. 11
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

     This Amendment No. 11 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (this "Amendment") amends, effective as of May 1, 2007, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds dated as of September 14, 2005, as amended (the "Agreement").

     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

     WHEREAS, the parties desire to amend the Agreement to remove AIM V.I. Small Cap Growth Fund; and

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A

                          AIM VARIABLE INSURANCE FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                            CLASSES OF EACH PORTFOLIO
---------                            -------------------------
AIM V.I. Basic Balanced Fund         Series I shares
                                     Series II shares

AIM V.I. Basic Value Fund            Series I shares
                                     Series II shares

AIM V.I. Capital Appreciation Fund   Series I shares
                                     Series II shares

AIM V.I. Capital Development Fund    Series I shares
                                     Series II shares

AIM V.I. Core Equity Fund            Series I shares
                                     Series II shares

AIM V.I. Diversified Income Fund     Series I shares
                                     Series II shares

AIM V.I. Dynamics Fund               Series I shares
                                     Series II shares

AIM V.I. Financial Services Fund     Series I shares
                                     Series II shares

AIM V.I. Global Health Care Fund     Series I shares
                                     Series II shares

AIM V.I. Global Real Estate Fund     Series I shares
                                     Series II shares

AIM V.I. Government Securities Fund  Series I shares
                                     Series II shares

AIM V.I. High Yield Fund             Series I shares
                                     Series II shares

AIM V.I. International Growth Fund   Series I shares
                                     Series II shares

AIM V.I. Large Cap Growth Fund       Series I shares
                                     Series II shares

AIM V.I. Leisure Fund                Series I shares
                                     Series II shares

AIM V.I. Mid Cap Core Equity Fund    Series I shares
                                     Series II shares

AIM V.I. Money Market Fund           Series I shares
                                     Series II shares

AIM V.I. Small Cap Equity Fund       Series I shares
                                     Series II shares

AIM V.I. Technology Fund             Series I shares
                                     Series II shares

AIM V.I. Utilities Fund              Series I shares
                                     Series II shares"

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of May 1, 2007.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President


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